                                                               EXHIBIT (n)(1)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

FUNDS                                                                                         CLASSES OF SHARES
-----                                                                                         -----------------
                                                                            A        B       C          I           O          Q
                                                                          -----    -----   -----      -----       -----      ----
ING Convertible Fund                                                        X        X       X         N/A         N/A         X
ING Disciplined LargeCap Fund                                               X        X       X          X          N/A        N/A
ING Equity and Bond Fund                                                    X        X       X         N/A         N/A         X
ING Financial Services Fund                                                 X        X       X         N/A          X          X
ING LargeCap Growth Fund                                                    X        X       X          X          N/A         X
ING LargeCap Value Fund                                                     X        X       X          X          N/A        N/A
ING MidCap Value Choice Fund                                                X        X       X          X          N/A        N/A
ING MidCap Value Fund                                                       X        X       X          X          N/A         X
ING MidCap Opportunities Fund                                               X        X       X          X          N/A         X
ING Principal Protection Fund                                               X        X       X         N/A         N/A         X
ING Principal Protection Fund II                                            X        X       X         N/A         N/A         X
ING Principal Protection Fund III                                           X        X       X         N/A         N/A         X
ING Principal Protection Fund IV                                            X        X       X         N/A         N/A         X
ING Principal Protection Fund V                                             X        X       X         N/A         N/A        N/A
ING Principal Protection Fund VI                                            X        X       X         N/A         N/A         X
ING Principal Protection Fund VII                                           X        X       X         N/A         N/A        N/A
ING Principal Protection Fund VIII                                          X        X       X         N/A         N/A        N/A
ING Principal Protection Fund IX                                            X        X       X         N/A         N/A        N/A
ING Principal Protection Fund X                                             X        X       X         N/A         N/A        N/A
ING Principal Protection Fund XI                                            X        X       X         N/A         N/A        N/A
ING Principal Protection Fund XII                                           X        X       X         N/A         N/A        N/A
ING Principal Protection Fund XIII                                          X        X       X         N/A         N/A        N/A
ING Principal Protection Fund XIV                                           X        X       X         N/A         N/A        N/A
ING Real Estate Fund                                                        X        X       X          X           X          X
ING SmallCap Opportunities Fund                                             X        X       X          X          N/A         X
ING SmallCap Value Choice Fund                                              X        X       X          X          N/A        N/A
ING SmallCap Value Fund                                                     X        X       X          X          N/A         X